EXHIBIT 10.1

                    AGREEMENT TO PURCHASE OIL AND GAS LEASES

THIS AGREEMENT ("the Agreement"), dated the 25th, of June, 2008, is made by and among James Fitzsimons, an individual (hereinafter "Fitzsimons" or "Seller"), CH4 Energy, Inc., a Nevada corporation, (hereinafter "CH4") and CH4 Energy, LLC, an Oklahoma limited liability company (hereinafter "Subsidiary"), (collectively hereinafter "the Parties").

WHEREAS, Fitzsimons is the beneficial owner of certain oil and gas leases which are particularly described in Exhibit 1 attached hereto ("the Leases") located in Section 13 Township 11 North, Range 11 East, Okfuskee County, Oklahoma; and Sections 2, 3, 4, 5, 6, 8, 9, 10, 11, 12, 15, 16, 17, 18, 19, 20, 21, 22, 26,
27, 28, 34 and 36 Township 11 North, Range 12 East, Okmulgee County, Oklahoma (hereinafter referred to as "the Prospect"), and

WHEREAS, the Leases are currently held in trust by Frontier Land, Inc. ("Frontier") for the benefit of Fitzsimons (the "Beneficial Owner"); and

WHEREAS, Fitzsimons wishes to convey 100% of his right, title and interest in the Leases to CH4 Energy, LLC upon the terms and conditions set forth herein; and

WHEREAS, CH4 Energy, LLC is a wholly owned subsidiary of CH4 Energy, Inc.; and

WHEREAS, CH4 Energy, Inc. and CH4 Energy, LLC wish to purchase said leases upon the terms and conditions set forth herein;

NOW THEREFORE in consideration of the mutual covenants and other agreements contained in this Agreement, the Parties hereby agree as follows;

I) PURCHASE OF LEASE INTERESTS

     Fitzsimons does hereby sell, assign, transfer, and convey to Subsidiary all of Fitzsimons' right, title, and interest in the Leases.

II) CONSIDERATION

     In consideration for the Leases, CH4 and Subsidiary agree to reimburse Fitzsimons the total Prospect costs as charged by Frontier up to May 31, 2008 in the sum of $521,500 (the "Consideration") to be delivered to Fitzsimons on or before June 25, 2008 ("the "Closing") as follows:

     A. CH4 shall issue to Fitzsimons 2,538,000 (post reverse split (1)) shares of CH4's common stock, which shall have an agreed value of $63,450; and

     B. CH4 shall issue a note payable to Fitzsimons in the amount of the difference between the Consideration and $63,450, such amount currently estimated at $458,050, payable upon demand and bearing an interest rate of 9.5% per annum as described fully in Promissory Note 1, attached hereto as Exhibit 2. Promissory Note 1 shall be secured by the Leases.

----------
1. On June 17, 2008, the Company's Directors approved a 1:25 reverse stock split ("Reverse Split") of the Company's Common Stock. A Majority of the Stockholders approved the Reverse Stock Split by written consent in lieu of a meeting on June 17, 2008 in accordance with the Nevada General Corporation Law.

III) SELLER'S REPRESENTATIONS AND WARRANTIES

     Seller represents and warrants as follows:

     A. Seller makes no warranty of title with respect to the land covered by the Prospect Leases.

     B. The rights and interest conveyed to the Subsidiary by this instrument are free and clear of all liens, charges, and encumbrances created by Seller;

     C. The Leases are held in the name of Frontier as trustee for the benefit of Seller.

     D. Seller has the right to make the transfer and conveyance effectuated by this instrument;

     E.   No default or defaults have been declared under the Leases; and

     F.   The Leases are in good standing and in full force and effect.

IV) CH4'S WARRANTIES

     CH4 represents and warrants as follows:

     A. CH4 is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement;

     B. The execution, delivery and performance of this Agreement by CH4 will not (i) result in a violation of the CH4's Articles of Incorporation or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the CH4 is a party;

     C. Mr. Larry Sostad is the duly elected and serving President of CH4 and has been duly empowered to execute this Agreement, and any amendments and notifications hereby, by and on behalf of CH4.

     D. All corporate action required to be taken by CH4 to enter into this Agreement has been taken.

V) SUBSIDIARY'S WARRANTIES

     CH4, LLC represents and warrants as follows:

     A. CH4 Energy, LLC is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Oklahoma. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement;

     B.   CH4 Energy, LLC is a wholly owned subsidiary of CH4;

     C. The execution, delivery and performance of this Agreement by the Subsidiary will not (i) result in a violation of the Subsidiary's Articles of Incorporation or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subsidiary is a party;

     D. Mr. Larry Sostad is the duly elected and serving President of the Subsidiary and has been duly empowered to execute this Agreement, and any amendments and notifications hereby, by and on behalf of the Subsidiary.

     E. All corporate action required to be taken by the Subsidiary to enter into this Agreement has been taken.

VI) ONGOING OBLIGATIONS TO FRONTIER FOR ADDITIONAL LEASES

     CH4 and the Subsidiary undertake to pay all outstanding costs and fees of Frontier and all future costs and fees of Frontier relating both to the Prospect and to the acquisition of leases within the Prospect by Frontier. To assist finance this obligation, Fitzsimons is providing CH4 an interim loan of $116,000. CH4 shall execute a Promissory Note for the repayment of the $116,000. The Promissory Note shall be: secured by the Leases, payable upon demand and bear an interest rate of 9.5% per annum as described fully in Promissory Note 2, attached hereto as Exhibit 3.

VII) FURTHER ASSURANCES

     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of the Agreement and the consummation of the transactions contemplated hereby.

VIII) NOTICES

     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), or (b) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties):

     To the Seller:                    James Fitzsimons
                                       Selnaustrasse 3
                                       8001 Zurich
                                       Switzerland

     To CH4 Energy, Inc:               CH4 Energy, Inc.
                                       4370 La Jolla Village Drive, Ste 670
                                       San Diego, CA  92122
                                       604-904-2432

     With a Courtesy Copy to:          Karen Batcher
                                       Batcher & Zarcone, LLP
                                       4190 Bonita Rd., Suite 205
                                       Bonita, California, 91902
                                       619-475-7882
                                       619-789-6262

     To CH4 Energy, LLC:               CH4 Energy, LLC
                                       4370 La Jolla Village Drive, Ste 670
                                       San Diego, CA  92122
                                       604-904-2432

     With a Courtesy Copy to:          Karen Batcher
                                       Batcher & Zarcone, LLP
                                       4190 Bonita Rd., Suite 205
                                       Bonita, California, 91902
                                       619-475-7882
                                       619-789-6262

     Any Party may change its address for the purpose of this paragraph by giving written notice of that change to the other Party in the manner provided in this paragraph.

IX) ATTORNEY'S FEES

     Should any litigation be commenced between the parties to the Agreement, the prevailing party in that litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as attorney's fees in the litigation, which shall be determined by the court in the litigation or in a separate action brought for that purpose.

X) BINDING ON HEIRS

     All of the terms and provisions of this instrument shall inure to the benefit of and shall be binding on the heirs, executors, administrators, representatives, successors, and assigns of each of the parties to the Agreement.

XI) SOLE AND ONLY AGREEMENT

     This Agreement constitutes the sole and only agreement between the Parties respecting the sale and purchase of Seller's rights under the Leases, and correctly sets forth the obligations of the Parties to each other as of its date. Any agreements or representations respecting the Agreement not expressly set forth in this instrument are null and void.

XII) SEVERABILITY

     If any provision of the Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of the Agreement will remain in full force and effect. Any provision of the Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

XIII) COUNTERPARTS AND FACSIMILE SIGNATURES

     The Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of the Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. Facsimile signatures are acceptable and deemed original signatures.

IN WITNESS WHEREOF, the Parties have caused the Agreement to be duly executed as of the date first written above.

SELLER:


By: /s/ James Fitzsimons
   -------------------------------------
   James Fitzsimons

CH4 ENERGY, INC.


By: /s/ Larry Sostad
   -------------------------------------
   Larry Sostad, President

CH4 ENERGY, LLC


By: /s/ Larry Sostad
   -------------------------------------
   Larry Sostad, President

                                                                       EXHIBIT 1

                                     LEASES
                                  PAGE 1 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-011E,13
LOVE FAMILY TRUST, HENRY THOM        1         9/10/07      9/10/10      3/16ths
CONNELL TRUST, BARBARA LYTAL         1         9/10/07      9/10/10      3/16ths
LOVE TRUST, JOHN F                   1         9/10/07      9/10/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 2 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,02
WYNNE TRUST, DIANE & JOHN          1.1         12/4/07      12/4/10      3/16ths
WYNNE TRUST, J.BRYCE               1.1         12/4/07      12/4/10      3/16ths
WYNNE TRUST, DIANE & JOHN          1.2         12/4/07      12/4/10      3/16ths
WYNNE TRUST, J.BRYCE               1.2         12/4/07      12/4/10      3/16ths
GRAY, HELEN LACKEY                 2          12/15/07     12/15/10      3/16ths
HUNTER, OPAL R                     2          12/13/07     12/13/10      3/16ths
LACKEY III, WILLIAM SANFORD        2          12/18/07     12/18/10      3/16ths
SAULS, CATHERINE LACKEY            2          12/15/07     12/15/10      3/16ths
DAVIS, MADALYN LACKEY              2          12/15/07     12/15/10      3/16ths
SMITH, BETTY SUE LACKEY            2          12/13/07     12/13/10      3/16ths
ANTHIS LAND COMPANY, LLC           3          02/13/08     02/13/11      3/16ths
BURNS FAMILY TRUST                 3          02/12/08     02/12/11      3/16ths
HIGGS TRUST, LOUIS D. & JOAN       3          02/12/08     02/12/11      3/16ths
MAYNARD, BABRBARA
WRIGHT                             3          12/23/07     12/23/10      3/16ths
RICHARDS, JACQUELYN CAYWOOD        5          04/11/08     04/11/11      3/16ths
AGEE, GEORGE F                    11          01/04/08     01/04/11      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 3 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,03
SARBER, PATRICIA ANN SANDFORD        1        08/23/07     08/23/10      3/16ths
SARBER, PATRICIA ANN SANDFORD        1        08/23/07     08/23/10      3/16ths
DAVIS, MADALYN LACKEY                2        08/23/07     08/23/10      3/16ths
GRAY, HELEN LACKEY                   2        08/23/07     08/23/10      3/16ths
HAVERCAMP, RICHARD P                 2        09/09/07     09/09/10      3/16ths
KIRK, TERRY E                        2        08/31/07     08/31/10      3/16ths
SAULS, CATHERINE LACKEY              2        08/23/07     08/23/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 4 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,04
CONNELL TRUST, BARBARA LYTAL         1        09/10/07     09/10/10      3/16ths
LOVE TRUST, JOHN F                   1        09/10/07     09/10/10      3/16ths
LOVE FAMILY TRUST, HENRY THOM        1        09/10/07     09/10/10      3/16ths
MCKAY, FRANK                         2        08/20/07     08/20/10      3/16ths
PINE PROPERTIES, INC                 2        01/17/08     01/17/10      3/16ths
BLACKBIRD TRUST, DAISY               4        04/07/08     04/07/10      3/16ths
FIRST UNITED PRESBYTERIAN CHURCH     4        10/04/07     10/04/10      3/16ths
BLACKBIRD TRUST, DAISY               5        04/07/08     04/07/10      3/16ths
DUNN, CYNTHIA MARIE                  5        04/07/08     04/07/10      3/16ths
DUNN, RICHARD DANIEL                 5        04/07/08     04/07/10      3/16ths
FIRST UNITED PRESBYTERIAN CHURCH     5        10/04/07     10/04/10      3/16ths
GOUGH, PATRICIA ELLEN                5        04/07/08     04/07/10      3/16ths
RIKER, AMY LOUISE                    5        04/07/08     04/07/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 5 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,05
THOMAS, LINDA PHILLIPS               1        09/17/07     09/17/10      3/16ths
APPLEGATE, BETTY                     1        10/11/07     10/11/10      3/16ths
DILLON, GAIL M                       1        08/20/07     08/20/10      3/16ths
ELLIS, HELEN ELIZABETH               1        09/20/07     09/20/10      3/16ths
HUNTER, OPAL R                       1        08/20/07     08/20/10      3/16ths
LUCAS, WILLIAM C                     1        09/20/07     09/20/10      3/16ths
MARLER, WILLIAM JOE                  1        09/18/07     09/18/10      3/16ths
KIRBY MINERALS                       2        09/07/07     09/07/10      3/16ths
HAVERCAMP, RICHARD P                 2        08/31/07     08/31/10      3/16ths
KIRK, TERRY E                        2        08/31/07     08/31/10      3/16ths
COUNTRY VIOLET, LLC                  2        01/01/08     01/01/11      3/16ths
BADGER ROYALTY COMPANY               3        01/31/08     01/31/11      3/16ths
DANGOTT TRUST, ALICE BADGER          3        01/31/08     01/31/11      3/16ths
DANGOTT TRUST, LAURA JOAN            3        01/31/08     01/31/11      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 6 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,06
CARDINAL ROYALTY COMPANY, LLC        1        09/09/07     09/09/10      3/16ths
TWIN RIVERS, INC                     1        10/01/07     10/01/10      3/16ths
WAYNE TRUST, DIANE R                 1        11/19/07     11/19/10      3/16ths
WAYNE TRUST, J BRYCE                 1        11/19/07     11/19/10      3/16ths
ZIROLI, PATTI A                      1        02/04/08     02/04/11      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 7 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,08
LOFTIS, WILLIAM M                    10       11/7/07       11/7/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 8 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,09
WAYNE TRUST, DIANE & JOHN            1        10/18/07     10/18/10      3/16ths
WAYNE TRUST, BRYCE                   1        10/18/07     10/18/10      3/16ths
WAYNE TRUST, DIANE & JOHN            2        10/18/07     10/18/10      3/16ths
WAYNE TRUST, BRYCE                   2        10/18/07     10/18/10      3/16ths
GREENE, IRENE IRMA                   3        02/01/08     02/01/11      3/16ths
KIRBY MINERALS                       7        09/07/07     09/07/10      3/16ths
KIRBY MINERALS                       8        09/07/07     09/07/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 9 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,10
CALABRESE, DONNA JO                   1      10/26/07      10/26/10      3/16ths
DANIEL, BEVERLY SANDLIN               1      10/11/07      10/11/10      3/16ths
KELLY TRUST, MARY JANE                1      10/24/07      10/24/10      3/16ths
SANDLIN, JANE ANN MCCULLOUGH          1      10/16/07      10/16/10      3/16ths
VENUTI, NORMAN                        1      10/26/07      10/26/10      3/16ths
GORIN, MELINDA SANDLIN                1      10/02/07      10/02/10      3/16ths
SANDLIN TRUST, JAN K                  1      10/12/07      10/12/10      3/16ths
WYNNE TRUST, DIANE R                  2      10/18/07      10/18/10      3/16ths
WAYNE TRUST, J. BRYCE                 2      10/18/07      10/18/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 10 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,11
EPISCOPAL, ROYALTY COMPANY            1      12/03/07      12/03/10      3/16ths
WYNNE TRUST, DIANE R                  1      11/19/07      11/19/10      3/16ths
WYNNE TRUST, J. BRYCE                 1      11/19/07      11/19/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 11 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,12
WYNNE TRUST, DIANE & JOHN             1      12/04/07      12/04/10      3/16ths
WYNNE TRUST, J. BRYCE                 1      12/04/07      12/04/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 12 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,15
CITY OF HASKELL, OKLAHOMA             3      02/09/07      02/09/10      3/16ths
MUSKOGEE GENERAL HOSPITAL             3      01/09/08      01/09/11      3/16ths
SHOOPMAN, ALICE                       8      01/25/08      01/25/11      3/16ths
SPIVEY, BARBARA A                     8      01/25/08      01/25/11      3/16ths
WOOLVERTON, DAVID ALLAN               8      01/25/08      01/25/11      3/16ths
PREFONTAINE, WYN HUDSON              11      01/13/08      01/13/11      3/16ths
SCHAEFER, RAE HUDSON                 11      12/03/07      12/03/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 13 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,16
GABLE, MELINDA                        1      03/27/07      03/27/10      3/16ths
LEWIS, ANN SULLINS                    1      12/29/06      12/29/09      3/16ths
SULLINS, CATHY                        1      03/30/07      03/30/10      3/16ths
WYNNE TRUST, DIANE R. & JOHN          1      10/18/07      10/18/10      3/16ths
WYNNE TRUST, J. BRYCE                 1      10/18/07      10/18/10      3/16ths
DECKER TRUST, J.J                     2      04/03/07      04/03/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 14 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,17
HEATHCOAT, LEE ELLEN                 1       03/14/08       03/14/11     3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 15 OF 24

                                    Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,18
CHAMBLESS, WILLIAM EUGENE             1      02/01/08      02/01/11      3/16ths
HICKMAN, BILL                         1      12/14/07      12/14/10      3/16ths
HICKMAN, HARVEY RAY                   1      12/05/07      12/05/10      3/16ths
MOSCO, SHIRLEY FAYE                   1      12/05/07      12/05/10      3/16ths
REID, PAT                             1      12/05/07      12/05/10      3/16ths
SANDLIN, HELEN LADON                  1      01/05/08      01/05/11      3/16ths
WOOD, HAROLD                          5      01/09/08      01/09/11      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 16 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,19
WYNNE TRUST, DIANE R                1        11/19/07      11/19/10      3/16ths
WYNNE TRUST, J. BRYCE               1        11/19/07      11/19/10      3/16ths
WYNNE TRUST, DIANE R                2        11/19/07      11/19/10      3/16ths
WYNNE TRUST, J. BRYCE               2        11/19/07      11/19/10      3/16ths
KIRBY MINERALS                      2        09/07/07      09/07/10      3/16ths
TWIN RIVERS, INC                    3.1      11/01/07      11/01/10      3/16ths
CARDINAL ROYALTY COMPANY, LLC       3.1      12/20/07      12/20/10      3/16ths
WYNNE TRUST, DEBRA ANN              3.1      12/03/07      12/03/10      3/16ths
WYNNE TRUST, DIANE R                3.1      11/19/07      11/19/10      3/16ths
WYNNE, JENNIFER LEE                 3.1      12/03/07      12/03/10      3/16ths
TWIN RIVERS, INC                    3.2      11/01/07      11/01/10      3/16ths
CARDINAL ROYALTY COMPANY, LLC       3.2      12/20/07      12/20/10      3/16ths
WYNNE TRUST, DEBRA ANN              3.2      12/03/07      12/03/10      3/16ths
WYNNE TRUST, DIANE R                3.2      11/19/07      11/19/10      3/16ths
WYNNE, JENNIFER LEE                 3.2      12/03/07      12/03/10      3/16ths
KERSHAW TRUST, LAURA JEAN           4        10/31/07      10/31/10      1/4th
KERSHAW TRUST, MARY E               4        10/31/07      10/31/10      3/16ths
WYNNE TRUST, DIANE R                4        11/19/07      11/19/10      3/16ths
WYNNE TRUST, J. BRYCE               4        11/19/07      11/19/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 17 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,20
WYNNE TRUST, DEBRA ANN                1      12/03/07      12/03/10      3/16ths
WYNNE TRUST, DIANE & JOHN             1      10/18/07      10/18/10      3/16ths
WYNNE, JENNIFER LEE                   1      12/03/07      12/03/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 18 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,21
LLANES, KRISTY                        1      01/26/07      01/26/10      3/16ths
MILLER-BARR, DAUN                     1      01/26/07      01/26/10      3/16ths
BIRGE, DEBORAH                        1      11/13/06      11/13/09      3/16ths
PANOS, WILLIAM                        1      11/13/06      11/13/09      3/16ths
VASSILOPOULOS FAMILY TRUST,           1      10/11/06      10/11/09      3/16ths
WOOLLEY, F.B                          1      10/02/06      10/02/09      3/16ths
ZAEMES, MARY                          1      09/22/06      09/22/09      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 19 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,22
MEYERS, ROBERT                       10      02/22/07      02/22/10      3/16ths
SPELIGENE, CHRISTOPHER V             10      10/12/06      10/12/06      3/16ths
MEYERS, ROBERT                       11      02/22/07      02/22/10      3/16ths
SPELIGENE TRUST, JEFFREY P           11      10/12/06      10/12/06      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 20 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,26
AMERCAN EXCHANGE BANK                 1      12/15/07      12/15/10      3/16ths
WYNNE TRUST, DIANE R. & JOHN          1      10/18/07      10/18/10      3/16ths
WYNNE TRUST, J. BRYCE                 1      10/18/07      10/18/10      3/16ths
WYNNE TRUST, DIANE R. & JOHN          3      10/18/07      10/18/10      3/16ths
WYNNE TRUST, J. BRYCE                 3      10/18/07      10/18/10      3/16ths
HAWKINS, KELLY RAY                    4      10/09/07      10/09/10      3/16ths
HAWKINS, KELLY RAY                    5      10/09/07      10/09/10      3/16ths
GRIM, JAMES M                         6      10/17/07      10/17/10      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 21 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,27
CONNELL TRUST, BARBARA LYTAL          1      01/22/07      01/22/10      3/16ths
LOVE TRUST, JOHN F                    1      01/22/07      01/22/10      3/16ths
LOVE FAMILY TRUST, HENRY              1      01/19/07      01/19/10      3/16ths
COLEMAN, MARJORIE                     5      09/27/06      09/27/09      3/16ths
JEWELL TRUST, LA JUNTA                5      12/13/06      12/13/09      3/16ths
JEWELL, SUSAN BRENE                   5      01/12/07      01/12/10      3/16ths
JEWELL, TOM C                         5      01/11/07      01/11/10      3/16ths
COLEMAN, MARJORIE                     6      09/27/06      09/27/09      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 22 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,28
HRONEK, PATTI KEFFALAS                2       01/17/07     01/17/10      3/16ths
KEFFALAS, JOHN E                      2       02/02/07     02/02/10      3/16ths
KEFFALAS, TIMOTHY E                   2       01/03/07     01/03/10      3/16ths
LAWLESS, DELTON S                     2       12/15/06     12/15/09      3/16ths
SKARLIS, THEODORA                     2       01/10/07     01/10/10      3/16ths
WARD FAMILY TRUST,                    2       12/15/06     12/15/09      3/16ths
WARD, KEITH J                         2       12/15/06     12/15/09      3/16ths
DWIGGINS TRUST,                       3       02/14/07     02/14/10      3/16ths
HRONEK, PATTI KEFFALAS                3       01/17/07     01/17/10      3/16ths
KEFFALAS, JOHN E                      3       02/02/07     02/02/10      3/16ths
KEFFALAS, TIMOTHY E                   3       01/03/07     01/03/10      3/16ths
LAWLESS, DELTON S                     3       12/15/06     12/15/09      3/16ths
SKARLIS, THEODORA                     3       01/10/07     01/10/10      3/16ths
WARD FAMILY TRUST,                    3       12/15/06     12/15/09      3/16ths
WARD, KEITH J                         3       12/15/06     12/15/09      3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 23 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,34
HG JENKINS TRUST                      1       05/31/08      05/31/11     3/16ths

                                EXHIBIT 1, CONT.
                                     LEASES
                                  PAGE 24 OF 24

                                   Tract       Lease
         Lessor                    Number       Date        Expires      Royalty
         ------                    ------       ----        -------      -------

       011N-012E,36
HACKBARTH-OKLAHOMA TRUST, P         1.1      01/31/08      01/31/11      3/16ths
HACKBARTH-OKLAHOMA TRUST, P         1.2      01/31/08      01/31/11      3/16ths
SMITH, DONALD L                       9      02/06/08      02/06/11      3/16ths

                                    EXHIBIT 2

                               PROMISSORY NOTE - 1

This Promissory Note ("Note") is made on this 25th day of June, 2008, by and between CH4 Energy, Inc., a Nevada corporation ("CH4" or "Borrower"), CH4 Energy, LLC, an Oklahoma limited liability company ("Subsidiary), and James Fitzsimons, an individual ("Fitzsimons" or "Holder") (collectively hereinafter the "Parties") in return for valuable consideration received CH4 promises to pay to James Fitzsimons the sum of Four Hundred Fifty-Eight Thousand and Fifty Dollars ($458,050), together with interest thereon at the rate of nine and one half percent (9.5%) per annum under the following terms and conditions:

     1. PAYABLE ON DEMAND. The entire unpaid principal and accrued interest thereon, if any, shall become immediately due and payable on demand by the Holder of this Note.

     2. SECURITY. CH4 and the Subsidiary agree that the total amount of this Note, less the amount of any payments to Fitzsimons, shall be secured by the Subsidiary's interest in Oil and Gas Lease Interests acquired as a result of the Agreement to Purchase Oil and Gas Lease Interests dated June 25, 2008 between the Parties.

     3. LATE FEES. In the event that a payment due under this Note is not made within twenty (20) days of the Demand for Payment, the Borrower shall pay an additional late fee in the amount of $[AMOUNT].

     4. PLACE OF PAYMENT. All payments due under this note shall be made at [address or bank wiring info for James], or at such other place as the holder of this Note may designate in writing.

     5. PREPAYMENT. This Note may be prepaid in whole or in part at any time without premium or penalty. All prepayments shall first be applied to interest, and then to principal payments in the order of their maturity.

     6. DEFAULT. In the event of default, CH4 agrees to pay all costs and expenses incurred by the Lender, including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law) for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.

     7. ACCELERATION OF DEBT. In the event that CH4 or Subsidiary seek relief under the Bankruptcy Code, or suffers an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days, the entire balance of this Note and any interest accrued thereon shall be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     8. MODIFICATION. No modification or waiver of any of the terms of this Agreement shall be allowed unless by written agreement signed by both parties. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     9. TRANSFER OF THE NOTE. CH4 and Subsidiary hereby waive any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note. CH4 and Subsidiary agree to remain bound by the terms of this Note subsequent to any transfer, and agree that the terms of this Note may be fully enforced by any subsequent holder of this Note.

     10. SEVERABILITY OF PROVISIONS. In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

     11. CHOICE OF LAW. This Promissory Note shall be governed by, and construed in accordance with, the laws of State of Nevada. The Borrower hereby consents to the jurisdiction of any court of the State of Nevada, or any U.S. District Court within the State of Nevada in any action or proceeding arising out of or relating to this Promissory Note, agrees that all claims in respect of any such action or proceeding may be heard and determined in such court and waives the defense of inconvenient forum to the maintenance of any such action or proceeding.

IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

BORROWER:

CH4 ENERGY, INC.


By: /s/ Larry Sostad
   -----------------------------------
   Larry Sostad, President

CH4 ENERGY, LLC


By: /s/ Larry Sostad
   -----------------------------------
   Larry Sostad, President

                                    EXHIBIT 3

                               PROMISSORY NOTE - 2

This Promissory Note ("Note") is made on this 25th day of June, 2008, by and between CH4 Energy, Inc., a Nevada corporation ("CH4" or "Borrower"), CH4 Energy, LLC, an Oklahoma limited liability company ("Subsidiary), and James Fitzsimons, an individual ("Fitzsimons" or "Holder") (collectively hereinafter the "Parties") in return for valuable consideration received CH4 promises to pay to James Fitzsimons the sum of One Hundred Sixteenth Thousand and no/100 Dollars ($116,000), together with interest thereon at the rate of nine and one half percent (9.5%) per annum under the following terms and conditions:

     1. PAYABLE ON DEMAND. The entire unpaid principal and accrued interest thereon, if any, shall become immediately due and payable on demand by the Holder of this Note.

     2. SECURITY. CH4 and the Subsidiary agree that the total amount of this Note, less the amount of any payments to Fitzsimons, shall be secured by the Subsidiary's interest in Oil and Gas Lease Interests acquired as a result of the Agreement to Purchase Oil and Gas Lease Interests dated June 25, 2008 between the Parties.

     3. LATE FEES. In the event that a payment due under this Note is not made within twenty (20) days of the Demand for Payment, the Borrower shall pay an additional late fee in the amount of $[AMOUNT].

     4. PLACE OF PAYMENT. All payments due under this note shall be made at [address or bank wiring info for James], or at such other place as the holder of this Note may designate in writing.

     5. PREPAYMENT. This Note may be prepaid in whole or in part at any time without premium or penalty. All prepayments shall first be applied to interest, and then to principal payments in the order of their maturity.

     6. DEFAULT. In the event of default, CH4 agrees to pay all costs and expenses incurred by the Lender, including all reasonable attorney fees (including both hourly and contingent attorney fees as permitted by law) for the collection of this Note upon default, and including reasonable collection charges (including, where consistent with industry practices, a collection charge set as a percentage of the outstanding balance of this Note) should collection be referred to a collection agency.

     7. ACCELERATION OF DEBT. In the event that CH4 or Subsidiary seek relief under the Bankruptcy Code, or suffers an involuntary petition in bankruptcy or receivership not vacated within thirty (30) days, the entire balance of this Note and any interest accrued thereon shall be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     8. MODIFICATION. No modification or waiver of any of the terms of this Agreement shall be allowed unless by written agreement signed by both parties. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     9. TRANSFER OF THE NOTE. CH4 and Subsidiary hereby waive any notice of the transfer of this Note by the Lender or by any subsequent holder of this Note. CH4 and Subsidiary agree to remain bound by the terms of this Note subsequent to any transfer, and agree that the terms of this Note may be fully enforced by any subsequent holder of this Note.

     10 SEVERABILITY OF PROVISIONS. In the event that any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

     11. CHOICE OF LAW. This Promissory Note shall be governed by, and construed in accordance with, the laws of State of Nevada. The Borrower hereby consents to the jurisdiction of any court of the State of Nevada, or any U.S. District Court within the State of Nevada in any action or proceeding arising out of or relating to this Promissory Note, agrees that all claims in respect of any such action or proceeding may be heard and determined in such court and waives the defense of inconvenient forum to the maintenance of any such action or proceeding.

IN WITNESS WHEREOF, the Borrower has caused this Promissory Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

BORROWER:

CH4 ENERGY, INC.


By: /s/ Larry Sostad
   -----------------------------------
   Larry Sostad, President

CH4 ENERGY, LLC


By: /s/ Larry Sostad
   -----------------------------------
   Larry Sostad, President